UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2004
                                                         ----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-23975                   42-1556195
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(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

            On October 18, 2004, First Niagara Financial Group, Inc. issued a press release disclosing third quarter 2004 financial results. A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press release dated October 18, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: October 18, 2004                      By: /s/ John R. Koelmel
                                                --------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)